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                                                                   EXHIBIT 10.08



                            STOCK PURCHASE AGREEMENT
                            ------------------------

          THIS STOCK PURCHASE AGREEMENT, dated as of September 8, 1993 (this "Agreement"), is made by and among OneSource Holding Corporation, a Delaware corporation (the "Company"), and the Persons set forth on the "Schedule of Purchasers" attached hereto (hereinafter referred to collectively as the "Purchasers" and individually as a "Purchaser"). The Purchasers will purchase, severally and not jointly, the number of shares listed on the "Schedule of Purchasers" attached hereto. Except as otherwise indicated, capitalized terms used herein are defined in Section 6 hereof.

          Pursuant to a Stock Purchase Agreement, dated as of August 3, 1993 (the "Acquisition Agreement"), between Lotus Development Corporation, a Delaware corporation ("Lotus"), Datext, Inc.., a Delaware corporation ("Datext"), and the Company, the Company will purchase all of the outstanding capital stock of Datext.

          The purchase and sale of common stock contemplated by this Agreement will be consummated contemporaneously with the consummation of the Acquisition pursuant to the terms of the Acquisition Agreement.

          The parties hereto agree as follows:

          Section 1. AUTHORIZATION OF COMMON STOCK. The Company will authorize the issuance and sale to the Purchasers of:

          (i) 81,000 shares of the Company's Class P Common Stock, par value $.01 per share (the "Class P Common"), for a purchase price of $40.00 per share; and

          (ii) 729,000 shares of the Company's Common Stock, par value $.01 per share (the "Common"), for a purchase price of $0.49 per share.


          The Class P Common and the Common are hereinafter sometimes referred to collectively, as the "Common Stock."

          Section 2.  PURCHASE AND SALE OF COMMON STOCK.

          2A. PURCHASE AND SALE. The Company will sell to each Purchaser, and, subject to the terms and conditions set forth herein, each Purchaser will purchase from the Company, the Common Stock set forth beside such Purchaser's name on the Schedule of Purchasers, at the purchase price per share as set forth in Section 1 above. The sale to and purchase by each Purchaser of the securities to be purchased by such Purchaser hereunder will constitute a separate sale and purchase.

          2B. THE CLOSING. The Closing of the separate sales and purchases of the Common Stock (the "Closing") will take place at the offices of Kirkland & Ellis, 200 East Randolph


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Drive, Chicago, Illinois 60601 at 10:00 a.m. on September - , 1993 (the "Closing
Date") , or at such other place or on such other date as may be mutually agreeable to the Company and the Purchasers-. At the Closing, the Company will deliver to each Purchaser a certificate or certificates evidencing the number of shares of each class of Common Stock to be purchased by such Purchaser, registered in such name as such Purchaser shall designate, against payment of the purchase price therefor by delivery of a cashier's or certified check or checks of immediately available funds or by wire transfer to a bank account designated by the Company.

          2C. CLOSING FEE. At the Closing, the Company or Datext will pay to each of Information Partners Capital Fund, L.P. and William Blair Venture Partners III Limited Partnership a fee in the amount of $150,000 and $100,000, respectively, relating principally to their services in arranging the acquisition of Datext pursuant to the Acquisition Agreement (the "Closing Fees")
 .

          Section 3.  RESTRICTIONS ON TRANSFERS.

          3A. RESTRICTIONS. Subject to the Stockholders Agreement, Restricted Securities are transferable pursuant to (:L) -,public-offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available, and
(iii) subject to the conditions specified in paragraph 3B below, any other legally available means of transfer pursuant to the Securities Act.

          3B. PROCEDURE FOR TRANSFER. In connection with the transfer of any Restricted Securities (other than a transfer referred to in clauses (i) or (ii) of paragraph 3A above) , the holder thereof will deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to- the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in paragraph 5A below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 5A.

          3C. TRANSFEREES. Upon request of any Purchaser, the company shall promptly supply to such Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          Section 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers that as of the Closing:


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          4A. ORGANIZATION, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this- Agreement.

          4B. CAPITAL STOCK AND RELATED MATTERS.

          (i) As of the Closing hereunder, (a) the authorized capital stock of the company will consist of 100, 000 shares of Class P Common and 1,500,000 shares of Common and (b) the Company will have issued, and there will be outstanding, 81,000 shares of Class P Common and 729,000 shares of Common.

          (ii) As of the Closing hereunder, the Company will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock, nor will it have outstanding any rights or options to subscribe for or to purchase any capital stock or any stock or securities convertible into or exchangeable for any capital stock, except pursuant to the Warrants and except pursuant to the Management Agreements. As of the Closing, all of the outstanding shares of the Company's capital stock will have been duly authorized, and upon payment therefor will be validly issued and will be fully paid and nonassessable.

          4C. AUTHORIZATION; NO BREACH. The execution, delivery and-performance of this Agreement, the stockholders Agreement, the Registration Agreement and all other agreements and transactions contemplated hereby and thereby have been duly authorized by the Company. This Agreement, the Registration Agreement and the Stockholders Agreement each constitutes a valid and binding obligation of the Company enforceable in accordance with its terms,, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally. The execution and delivery by the company of this Agreement, the Stockholders Agreement, the Registration Agreement and all other agreements and instruments contemplated hereby to b( executed by the Company, and the offering, sale and issuance of the Common Stock hereunder, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of , (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body (other than in connection with certain state and federal securities laws) pursuant to, the Company's certificate of incorporation or bylaws, or any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company is subject or any agreement or instrument to which the Company is a party.

          4D. CONDUCT OF BUSINESS; LIABILITIES. The Company has not conducted any business, incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company and whether due or to become due) , entered into any contracts or agreements, except in connection with the consummation


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of the transactions contemplated by this Agreement, the Acquisition Agreement and the transactions relating to the financing thereof, or violated any laws or governmental rules or regulations.

          Section 5.  PURCHASERS' REPRESENTATIONS AND WARRANTIES

          5A. PURCHASER'S INVESTMENT REPRESENTATIONS. Each Purchaser hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for investment purposes and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent any Purchaser and the subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 3 hereof and in compliance with the provisions of the Stockholders Agreement. Each certificate for Restricted Securities will be imprinted with a legend in substantially the following form (the "Securities Act Legend"):

         "The securities represented by this certificate were originally issued on September 1 1993, and have not been registered under the Securities Act of 1933, as amended (the "Act"). The transfer of such securities is subject to the conditions specified in the Stock Purchase Agreement, dated as of September -, 1993, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse to transfer such securities until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions will be furnished by the Company to the holder hereof without charge."

Whenever any shares of Common Stock cease to be Restricted securities and are not otherwise restricted securities, the holder thereof will be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate representing such shares of Common Stock, a new certificate representing such shares of Common Stock of like tenor but not bearing a legend of the character set forth above.

          5B. OTHER REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby severally represents and warrants to and covenants and agrees with, the Company that:

          (i) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the securities purchased hereunder and has had full access to such other information concerning the Company (including access to the Acquisition Agreement and the Financing Documents) as such Purchaser may have requested and that in making its decision to invest in the securities being purchased hereunder it is not in any way relying on the f act that any other person has decided to be a Purchaser hereunder or to invest in the securities;

          (ii) such Purchaser (a) is an "accredited investor" as defined in Rule 501 (a) under the Securities Act or (b) by reason of its business and financial experience, and the business and financial-experience of those retained by it to advise it with respect to its investment


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in the securities being purchased hereunder, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in such securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

          (iii) (a) such Purchaser has the requisite power and authority to purchase the securities to be purchased by it hereunder and has authorized the purchase of such securities and (b) the purchase of the securities to be purchased by it hereunder DOES not violate its charter, by-laws or other organizational documents.

          Section 6. DEFINITIONS.

          "FINANCING DOCUMENTS" means those certain financing agreements dated as of the date hereof between Silicon Valley Bank and OneSource Information Services, Inc.

          "MANAGEMENT AGREEMENTS" means those certain Management Stock Purchase Agreements between the Company and certain management employees of the Company as may be entered into from time to time.

          "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "REGISTRATION AGREEMENT" means that certain Registration Agreement dated as of the date hereof by and among the Company, the Purchasers and certain other Persons set forth therein.

          "RESTRICTED SECURITIES" means the Common Stock issued hereunder and any securities issued with respect to such securities by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) or (c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in paragraph 5A have been delivered by the Company in accordance with paragraph 3B. Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act Legend of the character set forth in paragraph 5A.

          "RULE 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.


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          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

          "STOCKHOLDERS AGREEMENT" means that certain Stockholders Agreement dated as of the date hereof by and among the Company, the Purchasers and certain other Persons set forth therein.

          "WARRANTS" means those certain Stock Purchase Warrants issued by the Company as of the date hereof to Lotus Development Corporation and Silicon Valley Bank to acquire up to 100,000 shares of common and 10,101 shares of Common, respectively.

          Section 7. MISCELLANEOUS.

          7A. REMEDIES. The holders of Common Stock acquired hereunder (directly or indirectly) will have all of the rights and remedies set forth in this Agreement and the Company's certificate of incorporation, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights -under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          7B.  ARBITRATION.

          (i) ARBITRATION. In the event of disputes between the parties with respect to the terms and conditions of this Agreement, such disputes shall be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Boston, Massachusetts. Such arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration shall be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in his or its sole discretion, ask for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.


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          (ii)  PROCEDURE. Such arbitration may be initiated by written notice from either party to the other which shall be a compulsory and binding proceeding on each party. The arbitration shall be conducted before a panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The costs of said arbitrators and the arbitration shall be borne equally by the parties thereto. Each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration. Time is of the essence of this arbitration procedure, and the arbitrators shall be instructed and required to render their decision within ten
(10) days following completion of the arbitration.

          (iii) VENUE AND JURISDICTION. Any and all legal proceedings to enforce this Agreement (including any action to compel arbitration hereunder or to enforce any award or judgment rendered thereby) shall be governed in accordance with this paragraph 7B.

          7C. AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment or waiver of any provision hereof shall be effective against the Company or the Purchasers unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least two-thirds of the outstanding shares of Common Stock issued hereunder; provided, however, that in the event that such amendment or waiver would adversely affect a holder or group of holders of Common Stock in a manner different from any other holders of Common Stock, then such amendment or waiver will require the consent of such holder or the holders of a majority of Common Stock of such group adversely affected. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the Company's certificate of incorporation or bylaws shall in `no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the Company's certificate of incorporation, or bylaws in accordance with their terms.

          7D. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by-.,any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or any Purchaser or on its behalf.

          7E. SUCCESSORS AND ASSIGNS.

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as the purchaser or holder of Common Stock, as the case may be, are also for the benefit of and enforceable by any subsequent holder of such Purchaser's Common Stock.

          (ii) If a sale, transfer, assignment or other disposition of any Common Stock is made in accordance with the provisions of this Agreement to any Person and such securities


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remain Restricted Securities immediately after such acquisition, such Person shall, at or prior to the time such securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement, the Stockholders Agreement and the Registration Agreement as theretofore amended.

          7F. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          7G. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

          7H. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          7I. GOVERNING LAW. All issues concerning the enforceability, validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          7J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to each Purchaser at such Purchaser's address as indicated in the Company's books and records of the Company's transfer agent and registrar and to the Company at the address indicated below:

         NOTICES TO THE COMPANY:

         OneSource Holding Corporation
         c/o Information Partners Capital Fund, L.P.
         Two Copley Place
         Boston, MA 02116
         Attention:  David Dominik


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         With a copy to:

         Information Partners Capital Fund, L.P.
         Two Copley Place
         Boston, MA 02116
         Attention:  David Dominik


         With a copy to:

         William Blair Venture Partners
         135 South LaSalle Street
         Chicago, Illinois 60603
         Attention:  Gregg Newmark


         WITH A COPY TO:

         Kirkland and Ellis
         200 E. Randolph Drive Chicago, Illinois 60601
         Attention:  Karl E. Lutz, P.C.
                     James L. Learner

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        ONESOURCE HOLDING CORPORATION

                                        By:  /s/ David Dominik

                                        Its: President

                                        WILLIAM BLAIR VENTURE PARTNERS III
                                        LIMITED PARTNERSHIP

                                        By:  William Blair Venture Management
                                             Company
                                        Its: General Partner


                                        By:  /s/ Gregg Newmark
                                        Its: General Partner

                                        INFORMATION PARTNERS CAPITAL FUND, L.P.

                                        By:  Information Partners
                                        Its: General Partner


                                        By:  /s/ David Dominik
                                        Its: General Partner


                                        BCIP ASSOCIATES


                                        By:  /s/ David Dominik
                                        Its: General Partner


                                        BCIP ASSOCIATES, L.P.


                                        By:  /s/ David Dominik
                                        Its: General Partner


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                             SCHEDULE OF PURCHASERS

                            # OF SHARES     PURCHASE
                            OF CLASS P      PRICE FOR        # OF        PURCHASE      TOTAL
                              COMMON         CLASS P       SHARES OF    PRICE FOR     PURCHASE
  NAMES AND ADDRESSES         STOCK          COMMON         COMMON       COMMON        PRICE
------------------------    -----------    -----------     ---------    ---------    -----------
William Blair Venture         40,500.00    $ 1,620,000      364,500     $ 180,000    $ 1,800,000
Partners III Limited
Partnership
135 South LaSalle Street
Chicago, Illinois 60603

Information Partners          37,586.25      1,503,450      338,277       167,050      1,670,500
Capital Fund, L.P.
Two Copley Place
Boston, MA  02116
Attn:  David Dominik

BCIP Associates                1,398.37         55,935       12,585         6,215         62,150
c/o Information Partners
Capital Fund, L.P.
Two Copley Place
Boston, MA  02116
Attn:  David Dominik

BCIP Associates, L.P.          1,515.38         60,615       13,638         6,735         67,350
c/o Information Partners
Capital Fund, L.P.
Two Copley Place
Boston, MA  02116
Attn:  David Dominik
